UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2007
INTERNATIONAL FIGHT LEAGUE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21134	04-2893483

(State or Other Jurisdiction of	(Commission	(IRS Employer Identification
Incorporation)	File Number)	No.)
424 West 33rd Street, Suite 650, New York, NY 10001
(Address of Principal Executive Offices)(Zip Code)
(212) 356-4000
(Registrant’s Telephone Number
including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of incorporation or Bylaws; Change in Fiscal Year
(a)	Effective May 18, 2007, the Board of Directors of International Fight League, Inc. (the “company”) adopted amended and restated by-laws for the company. A copy of the amended and restated by-laws is attached as an exhibit to this report.
Item 9.01 — Financial Statements and Exhibits
See the Exhibit Index attached to this report, which is incorporated herein by reference.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FIGHT LEAGUE, INC.

By:	/s/ Michael C. Keefe

Name:	Michael C. Keefe
Title:	President, Legal and Business Affairs
Date:     May 21, 2007

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
3(ii)	Amended and Restated By-Laws of the Registrant